Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Jernigan Capital, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John A. Good, the Chief Executive Officer of the Company, and I, Kelly P. Luttrell, the Senior Vice President, Chief Financial Officer and Treasurer of the Company, certify, to our knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.     the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

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Date: February 27, 2020	/s/ JOHN A. GOOD
John A. Good
Chief Executive Officer

Date: February 27, 2020	/s/ KELLY P. LUTTRELL
Kelly P. Luttrell
Senior Vice President, Chief Financial Officer, Corporate Secretary and Treasurer